Morgan Stanley Variable Insurance Fund, Inc.
Discovery Portfolio

Prospectus   |   April 30, 2021

Share Class	Ticker Symbol
Class II	MMGTX
Morgan Stanley Variable Insurance Fund, Inc. (the “Company”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors. In this prospectus, shares of the Discovery Portfolio (the “Fund”) are being offered.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Morgan Stanley Variable Insurance Fund  |  Fund Summary

Discovery Portfolio

Investment Objective
The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell Class II shares of the Fund. The Fund does not charge any sales loads or other fees when you purchase or redeem shares. The table and the example below do not reflect the impact of any charges by your insurance company. If they did, Total Annual Fund Operating Expenses would be higher. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Advisory Fee*	0.75%
Distribution (12b-1) Fee	0.25%
Other Expenses**	0.34%
Total Annual Fund Operating Expenses ***	1.34%
Fee Waiver and/or Expense Reimbursement***	0.29%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement***	1.05%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Discovery Portfolio	$107	$396	$706	$1,587
*	“Advisory Fee” includes the management fee of a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
**	“Other Expenses” include expenses of the Fund’s most recent fiscal year and estimated expenses of the Subsidiary. Other Expenses have been restated to reflect current estimated fees.
***	The Fund’s Adviser, has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05%. In addition, the Fund’s “Distributor,” Morgan Stanley Distribution, Inc., has agreed to waive 0.15% of the 0.25% 12b-1 fee that it may receive. These fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Total Annual Fund Operating Expenses and Fee Waiver and/or Expense Reimbursement have been restated to reflect current fees.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 112% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies, with capitalizations within the range of companies included in the Russell Midcap® Growth Index. As of December 31, 2020, these market capitalizations ranged between $564.5 million and $47.3 billion.
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser typically invests in unique companies it believes have sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward.
The Adviser actively integrates sustainability into the investment process by using environmental, social and governance (“ESG”) factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser seeks to understand how environmental and social initiatives within companies can create value by strengthening durable competitive

Morgan Stanley Variable Insurance Fund | Fund Summary

Discovery Portfolio (Con’t)

advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends. The Adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how sustainability themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The Adviser does not treat ESG as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.
The Fund may invest up to 25% of its total assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Mid Cap Companies. Investments in mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines and may lack the depth of management of larger companies.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to

Morgan Stanley Variable Insurance Fund  |  Fund Summary

Discovery Portfolio (Con’t)

value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Focused Investing. To the extent that the Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than if the Fund were invested more widely.

•	Private Placements and Restricted Securities. The Fund’s investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•	Portfolio Turnover. Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover will cause the Fund to incur additional transaction costs.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class II shares’ performance from year-to-year and by showing how the Fund’s Class II shares’ average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns—Calendar Years (Class II)
Commenced operations on May 5, 2003

High Quarter	06/30/20	73.11%
Low Quarter	09/30/11	-19.75%

Morgan Stanley Variable Insurance Fund | Fund Summary

Discovery Portfolio (Con’t)

Average Annual Total Returns (Class II)
(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Past Ten Years
Class II
Return before Taxes	152.04%	37.56%	20.64%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	35.59%	18.66%	15.04%
1	The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. It is not possible to invest directly in an index.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by members of Counterpoint Global. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Dennis P. Lynch	Managing Director	April 2003
Sam G. Chainani	Managing Director	June 2004
Jason C. Yeung	Managing Director	September 2007
Armistead B. Nash	Managing Director	September 2008
David S. Cohen	Managing Director	April 2003
Alexander T. Norton	Executive Director	July 2005
Purchase and Sale of Fund Shares
The Prospectus offers Class II shares of the Fund. The Company also offers Class I shares of the Fund through a separate prospectus. Class I shares are subject to lower expenses, but may not be available through your insurance company, qualified pension plan or retirement plan. For eligibility information, contact your insurance company or qualified pension or retirement plan.
The Company has suspended offering Class II shares of the Fund to new investors, except as follows. This suspension will restrict adding new insurance companies from a distribution standpoint. The Fund will continue to offer Class II shares of the Fund to existing shareholders (such as separate accounts of insurance companies established to fund variable life insurance and variable annuity contracts that currently hold shares of the Fund in such accounts). In addition, the Adviser, in its discretion, may make certain exceptions to the suspended offering of Class II shares of the Fund. The Company may recommence offering shares of the Fund to new investors in the future. Any such offerings of the Fund’s shares may be limited in amount and may commence and terminate without any prior notice.
The Fund offers its shares only to insurance companies (either directly or indirectly through other variable insurance funds) for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.
For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Purchasing and Selling Fund Shares.”
Tax Information
Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.
For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Taxes.”

Morgan Stanley Variable Insurance Fund  |  Fund Summary

Discovery Portfolio (Con’t)

Payments to Insurance Companies and Other Financial Intermediaries
The Adviser and/or the Distributor may pay insurance companies or their affiliates in connection with Fund-related administrative services that the insurance companies provide in connection with the issuance of their variable annuity contracts. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company to recommend one variable annuity or variable life insurance contract over another or be a factor in an insurance company’s decision to include the Fund as an underlying investment option in its variable annuity or variable life insurance contracts. Ask your salesperson or visit your insurance company’s web site for more information.

Morgan Stanley Variable Insurance Fund  |  Details of the Fund

Discovery Portfolio

Investment Objective
The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.
Approach
The Adviser seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell MidCap® Growth Index.
Process
The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The Adviser typically invests in unique companies it believes have sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
In accordance with the Fund’s investment strategy of investing in mid cap companies, the capitalization range of securities in which the Fund may invest is consistent with the capitalization range of the Russell Midcap® Growth Index, which as of December 31, 2020 was between $564.5 million and $47.3 billion. The market capitalization limit is subject to adjustment annually based upon the Adviser’s assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies.
The Adviser actively integrates sustainability into the investment process by using ESG factors as a lens for additional fundamental research, which can contribute to investment decision-making. The Adviser conducts research to examine how environmental and social initiatives within companies can drive enterprise value by creating growth opportunities, reducing risk, driving profitability, strengthening durable competitive advantages and/or aligning with secular growth trends. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment on long-term value creation. The Adviser does not treat ESG as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.
The Fund may invest up to 25% of its total assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

Morgan Stanley Variable Insurance Fund  |  Additional Risk Factors and Information

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Fund. The Fund’s investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in the Fund, including those described below, could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.
Equity Securities
Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, real estate investment trusts (“REITs”), rights and warrants to purchase common stocks, depositary receipts, shares of investment companies, limited partnership interests and other specialty securities having equity features. The Fund may invest in equity securities that are publicly traded on securities exchanges or over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities.
A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Market and Geopolitical Risk
The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact the Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities

Morgan Stanley Variable Insurance Fund  |  Additional Risk Factors and Information

Additional Risk Factors and Information (Con’t)

sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Certain countries and regulatory bodies use negative interest rates as a monetary policy tool to encourage economic growth during periods of deflation. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.
IPOs
The Fund may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. The Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. IPOs may produce high, double-digit returns. Such returns are highly unusual and may not be sustainable.
Fixed-Income Securities
Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed-income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage securities, securities rated below investment grade (commonly referred to as “junk bonds” or “high yield/high risk securities”), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.
Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy changes and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Fixed-income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Fund may have to reinvest the proceeds at a lower rate of interest.
Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of

Morgan Stanley Variable Insurance Fund  |  Additional Risk Factors and Information

Additional Risk Factors and Information (Con’t)

currency controls or diplomatic developments that could affect the Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the United States, or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.
Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund.
Foreign Currency
Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar or other applicable foreign currency. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund’s assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.
Emerging Market Securities
The Fund may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Morgan Stanley Variable Insurance Fund  |  Additional Risk Factors and Information

Additional Risk Factors and Information (Con’t)

REITs and Foreign Real Estate Companies
Investing in REITs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation.
REITs also must satisfy specific requirements of Internal Revenue Code of 1986, as amended, in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when the Fund invests in REITs and foreign real estate companies.
Foreign Currency Forward Exchange Contracts
In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
Investments in foreign currency forward exchange contracts may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. The Adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the Fund’s investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.
Derivatives
The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivative instruments used by the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
The derivative instruments and techniques that the Fund may use include:

Morgan Stanley Variable Insurance Fund  |  Additional Risk Factors and Information

Additional Risk Factors and Information (Con’t)

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.
Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
Investments in foreign currency options may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.
Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing the Fund’s investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.
Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.
Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that

Morgan Stanley Variable Insurance Fund  |  Additional Risk Factors and Information

Additional Risk Factors and Information (Con’t)

structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.
Mid Cap Companies Risk
Investments in mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines and may lack the depth of management of larger companies.
Liquidity
The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
Private Placements and Restricted Securities
The Fund’s investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
Special Purpose Acquisition Companies
A special purpose acquisition company (“SPAC”) is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Typically, the acquisition target is an existing privately held company that wants to trade publicly, which it accomplishes through a combination with a SPAC rather than by conducting a traditional IPO. SPACs and similar entities are blank check companies and do not have any operating history or ongoing business other than seeking acquisitions. The long term value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition.
An investment in a SPAC is subject to the risks that any proposed acquisition or merger may not obtain the requisite approval of SPAC shareholders, may require governmental or other approvals that it fails to obtain or that an acquisition or merger, once effected, may prove unsuccessful and lose value. In addition, among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears or in the event that attractive acquisition or merger targets become scarce.
An investment in a SPAC is also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. The value of investments in SPACs may be highly volatile and may depreciate over time. In addition, investments in SPACs may be subject to the same risks as investing in any initial public offering, including the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer. In addition, the market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. Although some IPOs may produce high returns, such returns are not typical and may not be sustainable. Certain investments in SPACs are privately placed securities and are also subject to the risks of such securities.
Large Shareholder Transactions Risk
The Fund may experience adverse effects when certain shareholders purchase or redeem large amounts of shares of the Fund. Such larger than normal redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses

Morgan Stanley Variable Insurance Fund  |  Additional Risk Factors and Information

Additional Risk Factors and Information (Con’t)

being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
Investment Discretion
In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.
Temporary Defensive Investments
When the Adviser believes that changes in market, economic, political or other conditions warrant, the Fund may invest without limit in cash, cash equivalents or other fixed-income securities for temporary defensive purposes that may be inconsistent with the Fund’s principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.
Portfolio Turnover
Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Fund to incur additional transaction costs. The Fund may engage in frequent trading of securities to achieve its investment objective.

Morgan Stanley Variable Insurance Fund | Fund Management

Fund Management

Adviser
Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, who is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2020, the Adviser, together with its affiliated asset management companies, had approximately $781.2 billion in assets under management or supervision.
Advisory Fee
For the fiscal year ended December 31, 2020, the Adviser received a fee for advisory services (net of fee waivers, if applicable) equal to 0.62% of the Fund’s average daily net assets.
The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 1.05% of average daily net assets. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation) (but includes any 12b-1 fee paid to the Distributor). The fee waivers and/or expense reimbursements for the Fund will continue for at least one year or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s actual expenses may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.
A discussion regarding the Board of Directors’ approval of the investment advisory agreement is available in the Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2020.
Portfolio Management
The Fund is managed by members of Counterpoint Global. Counterpoint Global consists of portfolio managers and analysts. Current members of Counterpoint Global jointly and primarily responsible for the day-to-day management of the Fund are Dennis P. Lynch, Sam G. Chainani, Jason C. Yeung, Armistead B. Nash, David S. Cohen and Alexander T. Norton.
Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Messrs. Yeung and Nash have been associated with the Adviser in an investment management capacity since 2002. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000.
Mr. Lynch is the lead portfolio manager of the Fund. Messrs. Chainani, Yeung, Nash, Cohen and Norton are co-portfolio managers. Members of Counterpoint Global collaborate to manage the assets of the Fund.
The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.
The composition of Counterpoint Global may change from time to time.
Distribution Plan
The Company has adopted a Plan of Distribution (the “Plan”) for the Fund’s Class II shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Plan, the Fund is authorized to pay the Distributor a monthly 12b-1 fee at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Class II shares. Such amount shall be paid to compensate the Distributor for remittance to insurance companies which offer the Company as an investment option. These payments are intended to compensate insurance companies for distribution and/or administrative-related expenses incurred or paid in connection with the distribution of Class II shares of the Fund. The Distributor has agreed to waive 0.15% of the 0.25% 12b-1 fee that it may receive. This waiver will continue for at least one year or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waiver when it deems such action is appropriate.

Morgan Stanley Variable Insurance Fund  |  Fund Management

Fund Management (Con’t)

Since the 12b-1 fees associated with the Plan are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment.
The Adviser and/or the Distributor may pay additional compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers and/or certain insurance companies or other financial intermediaries or service providers in connection with the sale, distribution, marketing and/or retention of shares of the Fund and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of the Fund’s shares over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares. For more information, please see the Fund’s SAI.

Morgan Stanley Variable Insurance Fund  |  Shareholder Information

Shareholder Information

Share Class
This Prospectus offers Class II shares of the Fund. The Company also offers Class I shares of the Fund through a separate prospectus. Class I shares are subject to lower expenses, but may not be available through your insurance company, qualified pension plan or retirement plan. For eligibility information, contact your insurance company or qualified pension or retirement plan.
The Company has suspended offering Class II shares of the Fund to new investors, except as follows. This suspension will restrict adding new insurance companies from a distribution standpoint. The Fund will continue to offer Class II shares of the Fund to existing shareholders (such as separate accounts of insurance companies established to fund variable life insurance and variable annuity contracts that currently hold shares of the Fund in such accounts). In addition, the Adviser, in its discretion, may make certain exceptions to the suspended offering of Class II shares of the Fund. The Company may recommence offering shares of the Fund to new investors in the future. Any such offerings of the Fund’s shares may be limited in amount and may commence and terminate without any prior notice.
Purchasing and Selling Fund Shares
Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business except as noted below.
The Fund offers its shares only to insurance companies (and other funds that serve as underlying investment options for variable insurance and annuity contracts (i.e., variable insurance funds)) for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.
The Fund normally makes payment for all shares redeemed within one business day of receipt of the request, and in no event more than seven days after receipt of a redemption request in good order (other than as set forth below). However, contract owners who allocate a portion of their contract to the Fund through the variable life insurance or variable annuity contracts previously described do not deal directly with the Fund to purchase and redeem shares. Please refer to the prospectus of the variable life insurance policy or variable annuity contract for information on the allocation, transfer and withdrawal of amounts to, and from, separate accounts.
The Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, the Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.
The Company may suspend redemption privileges or postpone the date of payment for more than seven days (i) during any period that the NYSE is closed other than customary week-end and holiday closings, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (iii) for such other periods as the SEC may permit.
The Fund currently does not foresee disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer different types of variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless material irreconcilable conflicts may possibly arise among the interests of these investors. The Board of Directors that oversees the Fund intends to monitor events to identify any such material irreconcilable conflicts and to determine what action, if any, should be taken in response.
Pricing of Fund Shares
The price per share will be the NAV next determined after the Company or the insurance company receives a shareholder’s purchase or redemption order in good order. NAV is the value of one share’s portion of all of the net assets in the Fund. The Company determines the NAV for the Fund as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares will generally not be priced on days that the NYSE is closed. The Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations.

Morgan Stanley Variable Insurance Fund  |  Shareholder Information

Shareholder Information (Con’t)

Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Fund does not price its shares. Therefore, to the extent, if any, that the Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s securities may change on days when shareholders will not be able to purchase or sell shares.
About Net Asset Value
The NAV of Class II shares is determined by dividing the total of the value of the Fund’s investments and other assets attributable to Class II, less any liabilities attributable to Class II, by the total number of outstanding shares of Class II. In making this calculation, the Fund generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Company’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer specific development that is likely to have changed the value of the security. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Fund invests in open-end management companies (other than exchange-traded funds) that are registered under the 1940 Act, the Fund’s NAV is calculated based, in relevant part, upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset.
The NAV of Class II shares will differ from that of Class I shares because of class-specific expenses that each class may pay.
Dividends and Distributions
The Fund distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.
Taxes
The Fund expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Fund does not expect to be subject to federal excise taxes with respect to undistributed income.
The Fund may be subject to foreign withholding taxes with respect to its income from foreign jurisdictions. Special rules apply to certain transactions in a foreign currency.
Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.
Because each investor’s tax circumstances are unique and the tax laws may change, shareholders should consult a tax advisor about the federal, state and local tax consequences applicable to their investment.
Frequent Purchases and Redemptions of Shares
Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Fund, which may include, among other things, dilution in the value of the Fund’s shares indirectly held by contract owners or participants with long-term interests in the Fund, interference with the efficient management of the Fund, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.
In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Fund.
Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). The Fund’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

Morgan Stanley Variable Insurance Fund  |  Shareholder Information

Shareholder Information (Con’t)

The Company’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Fund shares by Fund shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Fund on an ongoing basis. Therefore, to some extent, the Fund relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Fund has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.
If the Fund identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Fund. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Fund. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Fund deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.
Portfolio Holdings Information
A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s securities is available in the Fund’s SAI.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Fund in the absence of a wall crossing).
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of

Morgan Stanley Variable Insurance Fund  |  Shareholder Information

Shareholder Information (Con’t)

interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of the Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Investment Advisers Act of 1940, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Morgan Stanley Variable Insurance Fund  |  Financial Highlights

Financial Highlights

The financial highlights table that follows is intended to help you understand the financial performance of the Fund’s Class II shares for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower.
The ratios of expenses to average net assets listed in the table below for Class II shares are based on the average net assets of the Fund for each of the periods listed in the table. To the extent that the Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.
The information below has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s report, along with the Fund’s financial statements, are incorporated by reference into the Fund’s SAI. The Annual Report to Shareholders (which includes the Fund’s financial statements) and SAI are available at no cost from the Company at the toll-free number noted on the back cover to this Prospectus or from your insurance company.

Morgan Stanley Variable Insurance Fund   |   Financial Highlights

Discovery Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2020	2019	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$12.63	$10.42	$11.85	$8.55	$9.85
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.18)	(0.08)	(0.09)	(0.06)	(0.01)
Net Realized and Unrealized Gain (Loss)	18.30	4.33	1.66	3.36	(0.85)
Total from Investment Operations	18.12	4.25	1.57	3.30	(0.86)
Distributions from and/or in Excess of:
Net Realized Gain	(2.34)	(2.04)	(3.00)	—	(0.44)
Net Asset Value, End of Period	$28.41	$12.63	$10.42	$11.85	$8.55
Total Return(3)	152.04%	39.97%	10.53%	38.60%	(8.84)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$332,541	$133,224	$100,030	$89,140	$75,163
Ratio of Expenses Before Expense Limitation	1.33%	1.36%	1.40%	1.42%	1.39%
Ratio of Expenses After Expense Limitation	1.05%(4)	1.04%(4)	1.04%(4)	1.09%(4)(5)	1.14%(4)
Ratio of Net Investment Loss	(0.96)%(4)	(0.59)%(4)	(0.69)%(4)	(0.55)%(4)	(0.10)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(6)	0.01%	0.01%	0.00%(6)	0.01%
Portfolio Turnover Rate	112%	101%	89%	64%	42%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)	Per share amount is based on average shares outstanding.
(3)

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)

The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(5)

Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class II shares. Prior to July 1, 2017, the maximum ratio was 1.15% for Class II shares.

(6)	Amount is less than 0.005%.

Where to Find Additional Information
Statement of Additional Information
In addition to this Prospectus, the Fund has an SAI, dated April 30, 2021 (as may be supplemented from time to time), which contains additional, more detailed information about the Company and the Fund. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
Shareholder Reports
The Company publishes Annual and Semi-Annual Reports (“Shareholder Reports”) containing financial statements. These reports contain additional information about the Fund’s investments. In the Fund’s Shareholder Reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during that period. For additional Company information, including information regarding the investments comprising the Fund, and to make shareholder inquiries, please call 1-800-548-7786 or contact your insurance company.
You may obtain the SAI and Shareholder Reports without charge by contacting the Company at the toll-free number above or your insurance company or on our web site at www.morganstanley.com/im.
Shareholder Reports and other information about the Company are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
To aid you in obtaining this information, the Company’s 1940 Act registration number is 811-7607.

© 2021 Morgan Stanley.